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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   September 4, 1996
                                                     ---------------------


                               OFFICE DEPOT, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                      59-2663954
- ---------------------------------------------- -------------------------------------
(State of other jurisdiction of incorporation)  (IRS Employer Identification Number)

                                    1-10948
                           --------------------------
                            (Commission File Number)



  2200 Old Germantown Road, Delray Beach, Florida               33445
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   (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code:   (407) 278-4800
                                                         -------------------



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ITEM 5. OTHER EVENTS.

        On September 4, 1996, Office Depot, Inc. ("Office Depot") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Staples, Inc. ("Staples") and Marlin Acquisition Corp., a wholly-owned subsidiary of Staples ("Acquisition Sub"). Pursuant to the Merger Agreement,
(i) Acquisition Sub will be merged with and into Office Depot and Office Depot will become a wholly-owned subsidiary of Staples and (ii) each outstanding share of common stock of Office Depot will be converted into the right to receive 1.14 shares of common stock of Staples. A copy of the Merger Agreement and the related press release is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

        See the Index to Exhibits attached hereto.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     OFFICE DEPOT, INC.
                                     (Registrant)


Dated: September 6, 1996             By:  /s/ Barry J. Goldstein
                                         --------------------------------------
                                          Barry J. Goldstein
                                          Executive Vice
                                          President--Finance,
                                          Chief Financial Officer and Secretary




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                               INDEX TO EXHIBITS

Exhibit
Number
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  2.1      Agreement and Plan of Merger dated as of September 4, 1996 among
           Staples, Inc., Marlin Acquisition Corp. and Office Depot, Inc.

 10.1 Stock Option Agreement dated as of September 4, 1996 between Staples, Inc., as Grantee, and Office Depot, Inc., as Grantor.

 10.2 Stock Option Agreement dated as of September 4, 1996 between Office Depot, Inc., as Grantee, and Staples, Inc., as Grantor.

 99.1      Press release dated September 4, 1996 announcing the proposed merger.